     As filed with the Securities and Exchange Commission on August 17, 2000
                             Registration No. 333--

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   -----------
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                   -----------
                          ACCREDO HEALTH, INCORPORATED
             (Exact name of registrant as specified in its charter)

           Delaware                                      62-1642871
                                                      (I.R.S. Employer
     (State or other                                  Identification No.)
     jurisdiction of                                  Number)
      organization)

                                   -----------

                            1640 Century Center Park
                                    Suite 101
                            Memphis, Tennessee 38134
                                 (901) 385-3688
       (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                   -----------

                                David D. Stevens
                             Chief Financial Officer
                          Accredo Health, Incorporated
                           1640 Century Center Parkway
                                    Suite 101
                            Memphis, Tennessee 38134
                                 (901) 385-3688
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   -----------

                                   Copies to:

        Steven L. Pottle, Esq.                    John J. Egan III, P.C.
        John  B. Shannon, Esq.                    David A. Cifrino, P.C.
          Alston & Bird LLP                       McDermott, Will & Emery
     1201 West  Peachtree Street                      28 State Street
     Atlanta, Georgia 30309-3424                Boston, Massachusetts 02109
           (404) 881-7000                             (617) 535-4000

  Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.
  If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]
  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-42386
  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
  If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

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                        CALCULATION OF REGISTRATION FEE
=====================================================================================
     Title of Each Class                      Proposed Maximum
             of                              Aggregate Offering          Amount of
Securities To Be Registered                       Price (1)          Registration Fee
   ----------------------------------------------------------------------------------

Common Stock, par value $0.01 per share....      $15,755,000            $4,160

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

  (1) Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended.

                                EXPLANATORY NOTE

         This registration statement is being filed by Accredo Health, Incorporated pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and includes the registration statement facing page, this page, the signature page, an exhibit index, an opinion of counsel regarding the legality of the registrant's common stock being offered hereby and a related consent, and accountant consents. Pursuant to Rule 462(b), the contents of the registration statement on Form S-3 (File No. 333-42386), as amended, of the registrant, including the exhibits and the power of attorney thereto, are incorporated by reference into this registration statement. This registration statement covers the registration of an aggregate of $15,755,00 of common stock of the registrant.

                                 CERTIFICATION

         The registrant hereby certifies to the Securities and Exchange Commission that (i) it has instructed its bank to pay the SEC the filing fee set forth on the cover page of this registration statement by a wire transfer of such amount to the SEC's account at Mellon Bank as soon as practicable (but no later than the close of business on August 18, 2000), (ii) it will not revoke such instructions, (iii) it has sufficient funds in the relevant account to cover the amount of such filing fee and (iv) it will confirm receipt of such instructions by its bank during the bank's regular business hours no later than August 18, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Memphis, State of Tennessee, on August 17, 2000.

ACCREDO HEALTH, INCORPORATED


By: /s/ DAVID D. STEVENS
------------------------------------
David D. Stevens
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on August 17, 2000.

SIGNATURE TITLE


/s/ DAVID D. STEVENS                                  Chief Executive Officer and Chairman of the
---------------------------------------------         Board of Directors
David D. Stevens


                *                                      President and Director
---------------------------------------------
John R. Grow


/s/ JOEL R. KIMBROUGH                                 Senior Vice President, Chief Financial
---------------------------------------------         Officer and Treasurer (Principal Financial
Joel R. Kimbrough                                     and Accounting Officer)


                *                                     Senior Vice President and Director
---------------------------------------------
Kyle J. Callahan


                *                                     Director
---------------------------------------------
Patrick J. Welsh


                *                                     Director
---------------------------------------------
Andrew M. Paul


                *                                     Director
---------------------------------------------
Kenneth J. Melkus

                      *
---------------------------------------------
Kenneth R. Masterson                                       Director

                      *
---------------------------------------------
Kevin L. Roberg                                            Director


*By:/s/ JOEL R. KIMBROUGH
---------------------------------------------
Joel R. Kimbrough
Attorney-in-Fact

                                  EXHIBIT INDEX

 5.1 Opinion of Alston & Bird LLP regarding the validity of the common stock.

23.1     Consent of Alston & Bird LLP (included in Exhibit 5.1)

23.2     Consent of Ernst & Young LLP

23.3     Consent of Ernst & Young LLP

24.1 Power of Attorney (filed as Exhibit 24.1 to the registration statement on Form S-3 of the registrant (file no. 333-42386) and incorporated by reference herein.